                                                                 EXHIBIT 16(d)

                          COMPUTATION OF TOTAL RETURN
                      HOMESTEAD FUNDS - DAILY INCOME FUND
                               DECEMBER 31, 1996

December 31, 1996:
Average Total Return
    Since Inception                                                     4.29%
    For the Five Years Ended                                            3.97%
    For the Year Ended                                                  4.81%
Cumulative Total Return
    Since Inception                                                    29.33%

Formulas:
    Average Total Return:
                                                                     (1/(# of days/365))
                              {(End Share Value - Beg Share Value)+1}                   -1 *100
                               -----------------------------------
                                          Beg Share Value

                                                        (1/(2235/365))
    Since Inception:          {(1,293.30 - 1,000.00)+1}               -1 * 100 = 4.29%
                               ---------------------
                                     1,000.00

                                                       (1/5)
    For the Five Years Ended: {(1,293.30 - 1,064.52)+1}     -1 * 100 = 3.97%
                               ---------------------
                                      1,064.52

    For the Year Ended:       {(1,293.30 - 1,233.97)  * 100 = 4.81%
                               ---------------------
                                      1,233.97

Cumulative Total Return Since Inception:
                           (End Share Value - Beg Share Value) * 100
                           -----------------------------------
                                      Beg Share Value


                           {(1,293.30 - 1,000.00) * 100 = 29.33%
                           ----------------------
                                 1,000.00

                          COMPUTATION OF TOTAL RETURN
                     HOMESTEAD FUNDS - SHORT-TERM BOND FUND
                               DECEMBER 31, 1996

December 31, 1996:
Average Total Return
    Since Inception                                                     5.96%
    For the Five Years Ended                                            5.74%
    For the Year Ended                                                  5.16%
Cumulative Total Return
    Since Inception                                                    34.82%

Formulas:
Average Total Return:

                                                                       (1/(# of days/365))
                               {(End Share Value - Beg Share Value) +1}                   -1 *100
                                -----------------------------------
                                          Beg Share Value

                                                         (1/(1,885/365))
    Since Inception:           {(1,348.21 - 1,000.00) +1}               -1 * 100 = 5.96%
                                ---------------------
                                       1,000.00

                                                         (1/5)
    For the Five Years Ended:  {(1,348.21 - 1,019.93) +1}     -1 * 100 = 5.74%
                                ---------------------
                                       1,019.93

    For the Year Ended:        {(1,348.21 - 1,282.03)  * 100 = 5.16%
                                ---------------------
                                      1,282.03

Cumulative Total Return Since Inception:
                           (End Share Value - Beg Share Value)  * 100
                           -----------------------------------
                                     Beg Share Value

                           {(1,348.21 - 1,000.00)  * 100 = 34.82%
                            ---------------------
                                   1,000.00

                          COMPUTATION OF TOTAL RETURN
            HOMESTEAD FUNDS - SHORT-TERM GOVERNMENT SECURITIES FUND
                               DECEMBER 31, 1996

December 31, 1996:
Average Total Return
    Since Inception                                                     5.94%
    For the Year Ended                                                  4.46%
Cumulative Total Return
    Since Inception                                                    10.14%


Formulas:
Average Total Return:
                                                                  (1/(# of days/365))
                           {(End Share Value - Beg Share Value)+1}                   -1 *100
                            -----------------------------------
                                       Beg Share Value

                                                    (1/(611/365))
    Since Inception:       {(1,101.39 - 1,000.00)+1}             -1 * 100 = 5.94%
                            --------------------
                                  1,000.00


    For the Year Ended:    {(1,101.39 - 1,054.39)  * 100 = 4.46%
                            ---------------------
                                   1,054.39


Cumulative Total Return Since Inception:
                           (End Share Value - Beg Share Value)  * 100
                            ----------------------------------
                                      Beg Share Value

                           {(1,101.39 - 1,000.00)  * 100 = 10.14%
                            ---------------------
                                  1,000.00

                          COMPUTATION OF TOTAL RETURN
                          HOMESTEAD FUNDS - VALUE FUND
                               DECEMBER 31, 1996

December 31, 1996:
Average Total Return
    Since Inception                                                    16.36%
    For the Five Years Ended                                           16.50%
    For the Year Ended                                                 17.94%
Cumulative Total Return
    Since Inception                                                   152.92%

Formulas:
Average Total Return:
                                                                        (1/(# of days/365))
                                {(End Share Value - Beg Share Value) +1}                   -1 *100
                                 -----------------------------------
                                            Beg Share Value

                                                          (1/(2235/365))
    Since Inception:            {(2,529.19 - 1,000.00) +1}              -1 * 100 = 16.36%
                                 ---------------------
                                       1,000.00

                                                          (1/5)
    For the Five Years Ended:   {(2,529.19 - 1,178.43) +1}     -1 * 100 = 16.50%
                                 ---------------------
                                        1,178.43


    For the Year Ended:         {(2,529.19 - 2,144.44)  * 100 = 17.94%
                                 ---------------------
                                        2,144.44


Cumulative Total Return Since Inception:
                           (End Share Value - Beg Share Value)  * 100
                            ---------------------------------
                                      Beg Share Value

                              (2,529.19 - 1000)  * 100 = 152.92%
                               ---------------
                                    1000